UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 24, 2002

U.S. PLASTIC LUMBER CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-23855	87-0404343

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 W. Glades Road, Suite 440 W.
Boca Raton, Florida 33431

(Address of principal executive offices)

(561) 394-3511

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address,
if changed since last report)

SIGNATURE
EXHIBIT INDEX
EXCHANGE AND REPURCHASE AGREEMENT
10% CONVERTIBLE SUBORDINATED DEBENTURE
10% SUBORDINATED NOTE
RESTATED SECURITY AGREEMENT
REGISTRATION RIGHTS AGREEMENT
TERMINATION AGREEMENT
WAIVER AND RELEASE AGREEMENT
SUBSIDIARY GUARANTEE
SUBORDINATION AND INTERCREDITOR AGREEMENT

     References to “USPL,” the “Company,” “we,” “us” and “our” in this current report refer to U.S. Plastic Lumber Corp. and its subsidiaries and predecessors unless the context of the description indicates otherwise.

FORWARD LOOKING STATEMENTS

     Certain statements and information included in this current report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this current report, the words or phrases “will”, “will likely result”, “are expected to”, “will continue”, “is anticipated”, “estimated”, “projected”, “intends to” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, known and unknown, and uncertainties, including but not limited to failure to comply with principal obligations and covenants in debt and other agreements, the ability to obtain adequate financing on commercially acceptable terms, economic conditions, changes in law or regulations, failure to comply with Nasdaq’s requirements for continued listings of our common stock, demand for our products and services, newly developing technologies, conflicts of interest in related party transactions, regulatory matters, protection of technology, lack of industry standards, the effects of competition with entities with greater financial resources than those possessed by us, and stockholder dilution. Such factors could materially adversely affect our financial performance and could cause our actual results for future periods to differ materially from any opinions or statements expressed within this current report. Additional discussion of such factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations is contained in our filings with the Securities and Exchange Commission (“SEC”).

Item 5. Other Events and Regulation FD Disclosure

     The following summary of certain agreements entered into by us is qualified in its entirety by reference to these agreements, attached to this current report on Form 8-K as Exhibits 10.1-10.8.

Restructuring of Debentures Held by Halifax Fund L.P.

     We previously reported in a current report on Form 8-K that Halifax Fund L.P. (“Halifax”) agreed, pursuant to letter agreements dated June 5 and June 7, 2002, to restructure all of the securities held by, and liabilities owed to, Halifax subject to the execution of definitive agreements and the sale of Clean Earth, Inc., our subsidiary (“Clean Earth”). The closing of the sale of Clean Earth took place on September 9, 2002.

     On September 26, 2002, we entered into the Exchange and Repurchase Agreement with Halifax, dated as of September 24, 2002, attached hereto as Exhibit 10.1. Pursuant to the Exchange and Repurchase Agreement, we (i) issued to Halifax a 10% Convertible Subordinated Debenture (the “Subordinated Debenture”) with a principal amount of $2,831,558, attached hereto as Exhibit 10.2, and a 10% Subordinated Note (the “Subordinated Note”) with a principal amount of $5.6 million, attached hereto as Exhibit 10.3, in exchange for Halifax’s, 5% Convertible Debenture and accrued interest, default charges, fees and penalties thereon (the “2000 Debenture”) and (ii) repurchased Halifax’s 18% Debenture and accrued interest, default charges, fees and penalties thereon (the “2001 Debenture”) and 285,714 shares of Series D Preferred Stock and accrued dividends, default charges, fees and penalties thereon (the “Preferred Stock”) for a purchase price of $2.5 million (the “Exchange and Repurchase Transaction”). As of September 24, 2002, the principal amount, accrued interest, default charges, fees and penalties on the 2000 Debenture and 2001 Debenture were $5,571,000 and $5,868,000, respectively, net of discounts. As of September 24, 2002, the accrued dividends on the Preferred Stock were $217,000 and there were no default charges, fees or penalties on the Preferred Stock.

     Each of the Subordinated Debenture and the Subordinated Note is due March 24, 2006. During the first two years, the interest on both the Subordinated Debenture and Subordinated Note may be paid in kind by increasing the principal amount by an amount equal to the accrued interest not paid in cash. During the remaining term, the interest on both the Subordinated Debenture and Subordinated Note must be paid in cash. The Subordinated Debenture is initially convertible in shares of our common stock in the following manner: $933,333.33 of the principal amount is convertible at $0.75 per share, $933,333.33 is convertible at $1.00 per share and $933,333.33 is convertible at $1.25 per share, subject to adjustment due to stock splits, a reclassification of our common stock, common stock issuances, or certain distributions to our existing shareholders.

     As part of the Exchange and Repurchase Transaction, Halifax and we terminated (i) the debenture purchase agreements and the registration rights agreements related to the 2000 Debenture and the 2001 Debenture, (ii) the 2000 Debenture, (iii) the 2001 Debenture, and (iv) the Preferred Stock (collectively, the “Existing Instruments”). Each party also entered into releases which released the other party from any liabilities in connection with the Existing Instruments.

     In connection with the Exchange and Repurchase Transaction, we entered into the following agreements with Halifax, dated as of September 24, 2002, attached hereto as Exhibits 10.4 – 10.7, respectively: the Restated Security Agreement, the Registration Rights Agreement, the Termination Agreement and the Waiver and Release Agreement, and our subsidiaries executed the Subsidiary Guarantee, attached hereto as Exhibit 10.8.

     The Restated Security Agreement by and among us, our subsidiaries and Halifax, attached hereto as Exhibit 10.4, amended and restated the Security Agreement dated as of July 15, 2001, so that (i) the security interest granted under the Security Agreement no longer secures our obligations under the 2000 Debenture, the 2001 Debenture and Preferred Stock, but instead secures our obligations under, among other things, the Subordinated Debenture, the Subordinated Note and our subsidiaries’ obligations under the Subsidiary Guarantee.

     Pursuant to the Registration Rights Agreement, attached hereto as Exhibit 10.5, we agreed to use our reasonable best efforts to register under the Securities Act of 1933, as amended, the resale by Halifax of the shares to be issued to it upon the exercise of its June 15, 2001 and August 16, 2001 warrants, as well as shares issuable upon the conversion of the Subordinated Debenture (“Registrable Securities”). Under the Registration Rights Agreement, we must file a registration statement covering Registrable Securities with the SEC on or before the earliest to occur of (i) the 15th day following the date on which we become eligible to file a registration statement on Form S-3, (ii) the 30th day following our determination or acknowledgment that Halifax, or any affiliate of Halifax, is our affiliate, and (iii) April 15, 2003. The Registration Rights Agreement also contains penalties in case of, among other things, our failure to comply with the registration provisions and to maintain the listing of our common stock on the Nasdaq SmallCap Market or the OTC Bulletin Board.

Item 7. Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

None.

     (b)  Pro-forma financial information.

None.

     (c)  Exhibits.

Regulation S-K
Exhibit Numbers	Description

10.1	Exchange and Repurchase Agreement, dated as of September 24, 2002, between U.S. Plastic Lumber Corp. and Halifax Fund, L.P.
10.2	10% Convertible Subordinated Debenture issued by U.S. Plastic Lumber Corp. to Halifax Fund L.P. on September 24, 2002.
10.3	10% Subordinated Note issued by U.S. Plastic Lumber Corp. to Halifax Fund L.P. on September 24, 2002.
10.4	Restated Security Agreement among U.S. Plastic Lumber Corp., U.S. Plastic Lumber Ltd., The Eaglebrook Group, Inc., U.S. Plastic Lumber Finance Corporation, U.S. Plastic Lumber IP Corporation and Halifax Fund L.P. dated as of September 24, 2002.
10.5	Registration Rights Agreement between U.S. Plastic Lumber Corp. and Halifax Fund L.P. dated as of September 24, 2002.
10.6	Termination Agreement between U.S. Plastic Lumber Corp. and Halifax Fund L.P. dated as of September 24, 2002.
10.7	Waiver and Release Agreement between U.S. Plastic Lumber Corp. and Halifax Fund L.P. dated as of September 24, 2002.
10.8	Subsidiary Guarantee executed by U.S. Plastic Lumber Ltd., The Eaglebrook Group, Inc., U.S. Plastic Lumber Finance Corporation, U.S. Plastic Lumber IP Corporation dated as of September 24, 2002.
10.9	Amended and Restated Subordination and Intercreditor Agreement, dated as of September 9, 2002, between Bank of America, N.A. and Halifax Fund L.P.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PLASTIC LUMBER CORP.

Date: October 3, 2002	By:	/s/ Bruce C. Rosetto

Bruce C. Rosetto, Executive Vice President and General Counsel/Secretary

EXHIBIT INDEX

Regulation S-K
Exhibit Numbers	Description

10.1	Exchange and Repurchase Agreement, dated as of September 24, 2002, between U.S. Plastic Lumber Corp. and Halifax Fund, L.P.
10.2	10% Convertible Subordinated Debenture issued by U.S. Plastic Lumber Corp. to Halifax Fund L.P. on September 24, 2002.
10.3	10% Subordinated Note issued by U.S. Plastic Lumber Corp. to Halifax Fund L.P. on September 24, 2002.
10.4	Restated Security Agreement among U.S. Plastic Lumber Corp., U.S. Plastic Lumber Ltd., The Eaglebrook Group, Inc., U.S. Plastic Lumber Finance Corporation, U.S. Plastic Lumber IP Corporation and Halifax Fund L.P. dated as of September 24, 2002.
10.5	Registration Rights Agreement between U.S. Plastic Lumber Corp. and Halifax Fund L.P. dated as of September 24, 2002.
10.6	Termination Agreement between U.S. Plastic Lumber Corp. and Halifax Fund L.P. dated as of September 24, 2002.
10.7	Waiver and Release Agreement between U.S. Plastic Lumber Corp. and Halifax Fund L.P. dated as of September 24, 2002.
10.8	Subsidiary Guarantee executed by U.S. Plastic Lumber Ltd., The Eaglebrook Group, Inc., U.S. Plastic Lumber Finance Corporation, U.S. Plastic Lumber IP Corporation dated as of September 24, 2002.
10.9	Amended and Restated Subordination and Intercreditor Agreement, dated as of September 9, 2002, between Bank of America, N.A. and Halifax Fund L.P.